SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Tractor Supply Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRACTOR SUPPLY COMPANY
320 Plus Park Boulevard
Nashville, Tennessee 37217

To Our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2002 Annual Meeting of Stockholders of Tractor Supply Company.

     As shown in the formal notice enclosed, the meeting will be held on Thursday, April 18, 2002, at 10:00 a.m. (central time) at our management headquarters in Nashville, Tennessee. The following pages contain the formal notice of the Annual Meeting and our Proxy Statement, which describes the specific business to be considered and voted upon at the Annual Meeting. The meeting will include a report on Tractor Supply Company’s activities for the fiscal year ended December 29, 2001 and there will be an opportunity for comments and questions from stockholders.

     Whether or not you plan to attend the meeting, it is important that you be represented and that your shares be voted. Accordingly, after reviewing the Proxy Statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope provided. Early return of your proxy will permit us to avoid the expense of soliciting the votes of stockholders who are late sending in their proxy cards. We look forward to seeing you at the Annual Meeting.

Sincerely,

Joseph H. Scarlett, Jr. Chairman of the Board and Chief Executive Officer

March 15, 2002

INTRODUCTION AND VOTING PROCEDURES
ELECTION OF CLASS I AND II DIRECTORS AND INFORMATION REGARDING DIRECTORS
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
AUDIT COMMITTEE’S REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PERFORMANCE GRAPH
INTERESTS OF MANAGEMENT IN CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

TRACTOR SUPPLY COMPANY
320 Plus Park Boulevard
Nashville, Tennessee 37217
(615) 366-4600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 18, 2002

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Tractor Supply Company, (the “Company”) will be held at the Company’s management headquarters, 320 Plus Park Boulevard, Nashville, Tennessee, on Thursday, April 18, 2002, at 10:00 a.m. (central time) (the “Annual Meeting”) for the following purposes:

1.	To elect one Class I Director for a two-year term ending at the 2004 Annual Meeting of Stockholders and elect three Class II Directors for a three-year term ending at the 2005 Annual Meeting of Stockholders;

2.	To ratify the reappointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 28, 2002; and

3.	To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

     The Board of Directors has fixed the close of business on March 6, 2002 as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     The Common Stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, please sign and return the enclosed proxy at your earliest convenience. You may, of course, revoke your proxy at any time before it is voted at the meeting. However, completing, signing and returning the proxy will assure your representation at the Annual Meeting if you do not attend.

By Order of the Board of Directors
David C. Lewis Corporate Secretary

Nashville, Tennessee

March 15, 2002

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN,
DATE AND RETURN YOUR PROXY.

TRACTOR SUPPLY COMPANY
320 Plus Park Boulevard
Nashville, Tennessee 37217
(615) 366-4600

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 18, 2002

INTRODUCTION AND VOTING PROCEDURES

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Tractor Supply Company, a Delaware corporation (the “Company”), for use at the 2002 Annual Meeting of Stockholders of the Company to be held at the Company’s management headquarters, 320 Plus Park Boulevard, Nashville, Tennessee, on Thursday, April 18, 2002, at 10:00 a.m. (central time) and at any continuations and adjournments thereof (the “Annual Meeting”). This Proxy Statement is first being mailed on or about March 15, 2002 to holders of record of the common stock, par value $.008 per share, of the Company (the “Common Stock”) at the close of business on March 6, 2002.

     The shares of Common Stock held by each stockholder who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the meeting unless such proxy shall be timely revoked. If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by delivery of a written revocation or a duly executed proxy bearing a later date to the Corporate Secretary of the Company at its management headquarters or by the stockholder personally attending and voting his or her shares at the meeting.

     The Board has fixed the close of business on March 6, 2002 as the record date (the “record date”) for the meeting. Only stockholders of record at the close of business on March 6, 2002 are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 6, 2002, there were 9,035,645 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the Annual Meeting. A quorum (i.e. holders of record of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting) is required for any vote taken at the Annual Meeting. Assuming a quorum is present with respect to such matters, the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy is required for the election of directors, and the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy is required for the approval of any other matter submitted to a vote of the stockholders at the Annual Meeting. Under Delaware law, abstentions are treated as present and entitled to vote and, therefore, will be counted in determining whether a quorum is present and will have the effect of a vote withheld on the election of directors or a vote against any other matter. A broker non-voted share (i.e. a share held by a broker or nominee as to which instructions have not been received from the beneficial owner or person entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, therefore, will not be counted in determining whether a quorum is present or whether a matter has been approved.

     The Annual Report to Stockholders of the Company for the fiscal year ended December 29, 2001, including audited financial statements (the “Annual Report”), is being mailed concurrently with this Proxy Statement to all holders of record of Common Stock at the close of business on March 6, 2002. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of March 6, 2002. Additional copies of the Annual Report and the Company’s Annual

Report on Form 10-K for the fiscal year ended December 29, 2001 to be filed with the Securities and Exchange Commission (the “Form 10-K”) (but without exhibits to the Form 10-K) may be obtained without charge upon request to the Company’s investor relations department. See “Availability of Form 10-K and Annual Report to Stockholders.”

     Each properly executed proxy received in time for the meeting will be voted as specified therein. If no specification is made, the shares represented thereby will be voted FOR the election of James F. Wright as a Class I director, FOR the election of Joseph D. Maxwell, Joseph M. Rodgers, and Sam K. Reed as Class II directors and FOR ratification of the reappointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 28, 2002.

ELECTION OF CLASS I AND II DIRECTORS
AND INFORMATION REGARDING DIRECTORS

Election of Class I and II Directors

     Pursuant to the Company’s Restated Certificate of Incorporation, as amended, the Board is divided into three classes designated as Class I, Class II and Class III, respectively. The Board, upon the recommendation of its Nominating Committee, has nominated the Company’s President and Chief Operating Officer, James F. Wright, for election as a Class I director for a two-year term expiring at the 2004 Annual Meeting of Stockholders. Additionally, at the Annual Meeting, the current term of the Class II directors will expire. The Board, upon the recommendation of its Nominating Committee, has nominated three of the incumbent Class II directors, Joseph D. Maxwell, Joseph M. Rodgers and Sam K. Reed for election as Class II directors for a three-year term expiring at the 2005 Annual Meeting of Stockholders. The following tables set forth certain information concerning the nominees for election as Class I and II directors.

Nomination for Class I Director

	Director	Positions with Company, Directorships and
Name and Age	Since	Business Experience for Last Five Years

James F. Wright, 52	N/A	President and Chief Operating Officer of the Company since November 2000. From 1997 to 2000, served as President and Chief Executive Officer of Tire Kingdom. From 1988 to 1996, held senior management-level positions with Western Auto Supply Co.

Nominations for Class II Directors

	Director	Positions with Company, Directorships and
Name and Age	Since	Business Experience for Last Five Years

Joseph D. Maxwell, 63	1985	Retired as Vice President of Marketing of the Company in June 1996, after having served as Vice President of Marketing of the Company since 1984. Previously served in various capacities with the Company from 1980 to 1984.

	Director	Positions with Company, Directorships and
Name and Age	Since	Business Experience for Last Five Years

Joseph M. Rodgers, 68	1995	Chairman of The JMR Group, an investment company located in Nashville, Tennessee, since 1984. Previously served as the United States Ambassador to France from 1985 until 1989. Other directorships: AMR Corporation /American Airlines, Inc., Fort Worth, Texas, since 1989; Lafarge Corporation, Reston, Virginia, since 1989; SunTrust Bank, Nashville, N.A., Nashville, Tennessee, since 1989; Thomas Nelson, Inc., Nashville, Tennessee, since 1992; and Towne Services, Inc., Atlanta, Georgia, since 1998.

Sam K. Reed, 55	2000	Vice Chairman and director of Kellogg Company since March 2001. From 1996 to 2001, served as Chief Executive Officer and director of the Keebler Foods Company, Inc. From 1994 to 1995, served as President and Chief Executive Officer of the Western Bakery Group, a division of Specialty Foods Corporation. Other directorships: Weight Watchers International, since February 2002; and Castleberry Foods Company, since 1991.

     If a nominee becomes unwilling or unable to serve, which is not expected, the proxies will be voted for a substitute person designated by the Board upon the recommendation of its Nominating Committee.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ELECT Joseph D. Maxwell, Joseph M. Rodgers, Sam K. Reed and James F. Wright as Class II directors of the Company to hold office until the 2005 Annual Meeting of Stockholders.

Information Concerning Class I Directors

     The following table sets forth certain information concerning the current Class I directors of the Company, whose terms expires at the 2004 Annual Meeting of Stockholders.

	Director	Positions with Company, Directorships and
Name and Age	Since	Business Experience for Last Five Years

Thomas O. Flood, 55	1985	Retired as Senior Vice President of Administration and Finance, and Chief Financial Officer of the Company in September 1999, positions held since January 1996 and June 1993, respectively.

Gerard E. Jones, 65	1999	Of Counsel to the law firm of Shipman & Goodwin LLP since June 2001. Shipman & Goodwin LLP serves as corporate counsel to the Company. Previously served as a Partner in the law firm of Richards & O’Neil LLP from 1972 to 2001. Richards & O’Neil LLP served as corporate counsel to the Company until April 2001. Serves as a director or trustee of 16 mutual funds managed by Morgan Stanley Investment Management, including the Morgan Stanley Institutional Fund, Inc.

Information Concerning Class III Directors

     The following table sets forth certain information concerning the current Class III directors of the Company, whose terms expire at the 2003 Annual Meeting of Stockholders.

	Director	Positions with Company, Directorships and
Name and Age	Since	Business Experience for Last Five Years

Joseph H. Scarlett, Jr., 59	1982	Chairman and Chief Executive Officer of the Company since February 1993 after having served as President and Chief Operating Officer of the Company from 1987 to February 1993. From 1979 to 1987, served as Vice President of Personnel, Senior Vice President of Administration and Executive Vice President of Operations of the Company. Chairman of the International Mass Retail Association Board.

S.P. Braud, 71	1993	President and director of Braud Design/Build Inc., a residential construction company located in Ponte Vedra Beach, Florida, since October 1992. Previously served as a Vice President and the Treasurer and Chief Financial Officer of Service Merchandise Company, Inc. from 1986 to 1993.

BOARD OF DIRECTORS
AND COMMITTEES OF THE BOARD

     Compensation of Directors — The Company pays each director who is not also an employee of the Company an annual retainer of $20,000. In addition, the Company pays all such non-employee directors $1,500 for each Board meeting attended and $500 for each committee meeting attended if not held in conjunction with a Board meeting, and reimburses all directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Moreover, each of the directors is eligible to participate in the Company’s 1994 Stock Option Plan and 2000 Stock Incentive Plan under which non-qualified stock options for an aggregate of (i) 3,500 shares of Common Stock are automatically granted to each non-employee director of the Company upon election to the Board, and (ii) 1,500 shares of Common Stock are automatically granted to each non-employee director annually thereafter, with exercise prices equal to the fair market value of such shares at the time of grant. No director who is an employee of the Company receives compensation for services rendered as a director.

     Board of Directors — The Board held four regular meetings and two telephonic meetings during the fiscal year ended December 29, 2001 (“fiscal 2001”) to review significant developments affecting the Company, engage in strategic planning and act on matters requiring Board approval. The Board has five standing committees, the Audit Committee, the Compensation Committee, the Nominating Committee, the Corporate Governance Committee and the Executive Committee. During fiscal 2001, the Audit Committee held four meetings, the Compensation Committee held six meetings, the Nominating Committee held one meeting, the Corporate Governance Committee held one meeting and the Executive Committee held no meetings. During fiscal 2001, all of the incumbent directors of the Company attended at least 75% of the aggregate number of meetings of the Board and the respective Committees of the Board on which they served that were held during the period of time that such person served on the Board or such Committee, except for Mr. Reed, who attended 67% of the aggregate number of meetings of the Board and 64% of the aggregate number of meetings of the respective committees of the Board on which he served.

     Audit Committee — The Audit Committee, which is comprised of Messrs. Braud (Chairman), Jones, Reed and Rodgers (all of whom are “independent directors” under the meaning of NASD Rule 4200(a)(14)), is responsible for overseeing the financial reporting process of the Company. The Company’s Board of Directors has adopted a written charter for the audit committee, a copy of which was included as an appendix to the proxy statement for the Company’s 2001 Annual Meeting of Stockholders. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee is also responsible for reviewing the general scope of the Company’s annual audit and the fees charged by the Company’s independent auditors, determining the duties and responsibilities of the internal auditors, receiving, reviewing and accepting the reports of the Company’s independent auditors, reviewing and approving related-party transactions and overseeing the Company’s systems of internal accounting and management controls.

     The committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     Fees billed by the Company’s independent auditors, for the last fiscal year were:

Audit Fees (1)	$171,270

Financial Information Systems, Design and Implementation Fees	-0-

All Other Fees (2)	$529,690

(1)	The Company changed independent auditors during the year ended December 29, 2001 (Form 8-K was filed on September 21, 2001.) Accordingly, the audit fees paid include aggregate payments of $29,930 and $141,340 paid to the predecessor and successor auditors, respectively.

(2)	Amount of fees includes $171,994 for outsourcing of income tax compliance, along with other fees for various tax-related consulting services. Fees paid include aggregate payments of $400,171 and $129,519 paid to the predecessor and successor auditors, respectively.

AUDIT COMMITTEE’S REPORT

     This report by the Audit Committee is provided in accordance with rules adopted by the Securities and Exchange Commission to inform stockholders of the Audit Committee’s responsibilities and efforts surrounding the audit process. It is not to be incorporated by reference by any general statement which incorporates by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and is not to be otherwise deemed filed under either such Act.

     In connection with the December 29, 2001 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditor’s independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2001 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

S.P. Braud, Chairman	Gerard E. Jones

Sam K. Reed	Joseph M. Rodgers

     Compensation Committee — The Compensation Committee, which is comprised of Messrs. Reed (Chairman), Braud, Jones and Rodgers, is responsible for reviewing and recommending the appropriate compensation and benefits of directors and officers of the Company, granting stock options and overseeing the Company’s various other compensation and benefit plans.

     Nominating Committee — The Nominating Committee, which is comprised of Messrs. Jones (Chairman), Braud, and Maxwell, is responsible for nominating persons to serve on the Board for consideration at the Company’s annual meeting of stockholders and recommending persons to fill any interim vacancy on the Board. In general, the committee does not consider nominees recommended by security holders.

     Corporate Governance Committee — The Corporate Governance Committee, which is comprised of Messrs. Reed (Chairman), Braud, and Rodgers, is responsible for providing oversight on matters relating to the overall policies surrounding governance of the Company.

     Executive Committee — The Executive Committee, which is comprised of Messrs. Scarlett (Chairman), Braud, Maxwell and Jones, has the authority to exercise all of the powers of the Board between Board meetings, except as otherwise limited by the Company’s Amended and Restated By-laws and applicable law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Braud, Rodgers, Jones and Reed serve on the Compensation Committee of the Board. There are no, and during fiscal 2001 there were no, interlocking relationships between any officers of the Company and any entity whose directors or officers serve on the Board’s Compensation Committee, nor did any current or past officers of the Company serve on the Compensation Committee during fiscal 2001. Mr. Jones has been Of Counsel to the law firm of Shipman & Goodwin LLP since June 2001. Shipman & Goodwin LLP serves as corporate counsel to the Company. Mr. Jones previously served as a Partner in the law firm of Richards & O’Neil LLP from 1972 to 2001. Richards & O’Neil LLP served as corporate counsel to the Company until April 2001.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE’S REPORT ON EXECUTIVE COMPENSATION

     This report by the Compensation Committee is provided in accordance with rules adopted by the Securities and Exchange Commission to inform stockholders of the Compensation Committee’s policies for executive officers and the rationale for compensation paid to the Company’s Chief Executive Officer. It is not to be incorporated by reference by any general statement which incorporates by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and is not to be otherwise deemed filed under either such Act.

Compensation Philosophy

     Under the supervision of the Compensation Committee of the Board, the Company has developed and implemented compensation policies, plans and programs (“Compensation Policies”) which seek to structure executive compensation consistent with the Company’s overall business strategy, philosophy and objectives. The Compensation Policies are intended to embody a “pay-for-performance” philosophy that rewards executives for long-term strategic management and enhancement of stockholder value by providing performance-based incentives that measure rewards against personal and Company goals. The Company believes this philosophy attracts, retains and motivates key executives critical to the long-term success of the Company.

     This compensation philosophy is implemented through compensation packages that include various cash and non-cash components. The Company believes, based on formal analysis of compensation conducted by the Compensation Committee, supplemented by independent compensation surveys of the retail industry in general and the Company’s survey of select retailers, that its base salaries are generally set somewhat below competitive levels; it therefore relies to a larger degree on annual and longer term “incentive” compensation.

Base Salary

     In setting annual salaries, the Compensation Committee reviews an annual salary plan recommended by the Company for each of the Company’s officers. The annual salary plan is based on numerous subjective factors, which include the officer’s individual performance and responsibility level, and the Company’s performance for the preceding fiscal year, as well as objective factors such as general wage and salary levels and matching the officer’s position to comparable positions in the competitive marketplace by reference to the surveys referred to above. Generally, the salary goals for officers are targeted at or below the salary range mid-point of the 50th percentile of salaries for comparable positions (based on the surveys referred to above) so that a larger portion of the officer’s compensation is tied to Company performance, thereby more closely linking executive and stockholder interests. The annual salary plans are established by the Compensation Committee based on its assessment of the foregoing factors, as well as its assessment of each officer’s past performance and the Compensation Committee’s expectation of each officer’s future contributions in leading the Company.

Incentive Payments

     For the fiscal year ended December 29, 2001, all executive officers participated in the Company’s Senior Executive Incentive Plan (“SEIP”) under which they are eligible to receive a bonus ranging from 20% of their annual base salary if the Company realizes a FIFO pre-tax profit increase (“profit increase”) ranging from 3% to 6%, to 70% of their annual base salary if the Company realizes a profit increase of 41% or more. Certain other officers participated in the Company’s Other Executive Incentive Plan (“OEIP”) under which they are eligible to receive a bonus ranging from 15% of their annual base salary if the Company realizes a profit increase ranging from 3% to 6%, to 50% of their annual base salary if the Company realizes a profit increase of 41% or more. The Compensation Committee may recommend, and the Board may award, at its discretion, bonuses based on other subjective factors such as the executive’s individual performance, unusual factors, strategic long-term decisions affecting the Company’s performance during the fiscal year, and the perceived expectation of the executive officer’s future contributions in leading the Company. The Compensation Committee or the Board may amend or terminate the SEIP or the OEIP at any time. For fiscal 2001, all of the named executive officers were awarded bonuses as reflected in the Summary Compensation Table contained elsewhere in this proxy statement.

     Beginning in fiscal 2002, all senior officers began participation in the Company’s Executive Bonus Plan (“EBP”) under which they are eligible to receive a bonus ranging from 10% to 19% of their annual base salary if the Company attains a percentage of the planned net income for the year (“profit performance”) ranging from 90% to 93%, to 90% to 150% of their annual base salary if the Company realizes a profit performance of 110% or more. The Company’s other officers also began participation in the EBP under which they are eligible to receive a bonus ranging from 7% of their annual base salary if the Company attains a profit performance ranging from 90% to 93%, to 56% of their annual base salary if the Company realizes a profit performance of 110% or more. The Compensation Committee deems these revised provisions to be a more reasonable reflection of the Company’s expectations, as well as a more appropriate alignment of incentives with expected profit performance.

Equity Participation

     A large portion of the officers’ total compensation is tied to stock performance, thus more closely aligning their interests with the long-term interests of stockholders. This is accomplished primarily through the

Company’s 1994 Stock Option Plan and 2000 Stock Incentive Plan, which are administered by the Compensation Committee of the Board of Directors. Stock options generally are granted annually to all officers and other key employees, have a 10-year term and are exercisable at the market price on the date of grant. The stock option grant size is determined by the Compensation Committee and generally is based on the number of shares whose value equals a percentage of the salary mid-point for comparable positions in both general and retailing industries, with the largest number of option shares being granted to senior executive officers (100% of such salary mid-point) decreasing incrementally, based on position, to 50% of such salary mid-point. Prior to 2002, the stock value used was the approximate current value on the date of grant. Beginning in 2002, the stock value was determined using the Black-Scholes option pricing method. The stock option grant size is also impacted by (1) the officer’s individual past performance, (2) expectations of the officer’s future contributions in leading the Company and (3) the Company’s overall performance. For stock options granted prior to 2002, the vesting is one-third each year, beginning on the third anniversary of the grant date, thus becoming 100% vested on the fifth anniversary of the grant date, provided, however, that stock options granted to non-employee directors of the Company generally vest one-third each year, beginning on the first anniversary of the grant date. For all stock options granted in 2002, the vesting is one-third each year, beginning on the first anniversary of the grant date, thus becoming 100% vested on the third anniversary of the grant date.

     Prior to 2002, Mr. Scarlett had chosen not to participate in the Company’s 1994 Stock Option Plan or 2000 Stock Incentive Plan due to his already large stock ownership as shown elsewhere in the proxy statement. Beginning in 2002, Mr. Scarlett began participation in the 2000 Stock Incentive Plan.

Deferred Compensation

     The Company’s officers are also compensated, to a lesser extent, pursuant to several other plans. The Deferred Compensation Plan (“DCP”), which is administered by the Compensation Committee, provides additional incentives for officers of the Company (excluding Mr. Scarlett) and enhances the Company’s ability to attract and retain the services of qualified persons. According to the terms of the DCP, each year a percentage of the officer’s annual base salary (ranging from 2% of his or her annual base salary if the Company’s net income increase over the prior year (the “net income increase”) is less than or equal to 0%, to 6% of his or her annual base salary if the Company’s net income increase is greater than 20%) will be allocated to his or her deferred compensation account under the DCP (provided, however, that no allocation will be made if the Company’s net income is less than 2.5% of net sales), which account earns simple annual interest at the prime rate as in effect on January 1 each year and vests upon the officer’s retirement after attaining age 55, contingent (in most cases) on such officer’s continued employment with the Company until age 55.

     Effective in fiscal 2002, the DCP was suspended as to future allocations to participants’ deferred compensation accounts, with continued simple interest accruing on the accumulated balances. Additionally, a new deferred compensation plan was created, the Executive Deferred Compensation Plan (“EDCP”), whereby designated participants (all officers and a select group of other highly compensated employees of the Company) may elect to defer up to 40% of their annual base salary and up to 100% of their annual incentive under their respective bonus plans. To be eligible for the salary deferral, each participant must contribute the maximum amount of salary to the Company’s 401(k) Plan subject to the Company’s match. Under the EDCP, the participants’ salary deferral is matched by the Company, 100% on the first 3% of base salary contributed and 50% on the next 3% of base salary contributed. Each participant’s account earns simple annual interest at the prime rate as in effect on January 1 each year. Each participant is fully vested in all amounts credited to their deferred compensation account. Payments under the EDCP are made within 30 days following the earlier of the participant’s (i) death, (ii) retirement, (iii) total and permanent disability, (iv) termination of employment with the Company or (v) some other date designated by the participant at the time of the initial deferral. Payments are made in cash and shall be paid in ten annual installments or in a single lump sum payment, at the election of the participant.

Other Plans

     Officers also participate in (i) the Medical Expense Reimbursement Plan, which provides for reimbursement in amounts up to $20,000 annually for certain medical expenses for themselves and their families not otherwise covered by the Company’s group medical insurance plan and (ii) the Executive Life Insurance Plan, which provides for basic term life insurance coverage (equal to four times salary rounded to the next highest $1,000 to a maximum of $1,000,000) in excess of that which is provided by the Company’s group life insurance plan.

     The Company’s officers also participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its executive officers.

Compensation of the Chief Executive Officer

     Joseph H. Scarlett, Jr. has been the Company’s Chairman of the Board and Chief Executive Officer since February 1993. Mr. Scarlett’s base salary as Chief Executive Officer was set at $600,000 effective March 3, 2002. Mr. Scarlett’s salary is determined by the Compensation Committee substantially in accordance with the policies described above relating to all officers of the Company. In particular, the salary increase was based on a comparison of base salaries of chief executive officers of similar sized retailers participating in the compensation surveys referred to above, the Company’s overall performance and the Compensation Committee’s assessment of Mr. Scarlett’s personal performance and accomplishments and expectations of Mr. Scarlett’s future contributions in leading the Company. The Company believes that after considering Mr. Scarlett’s salary increase for fiscal 2002, Mr. Scarlett’s base salary is still below the salary mid-point of the 50th percentile of salaries for chief executive officers for retail and wholesale companies of comparable size based on the compensation surveys referred to above.

     In July 1997, after considering that Mr. Scarlett had chosen not to participate in the Company’s stock option plans due to his already large stock ownership, the Compensation Committee recommended, and the Board approved, the SERPSwap collateral assignment split dollar insurance plan intended to provide additional incentive to Mr. Scarlett and replace his existing DCP. In connection therewith, in 1998, the Company entered into a Split-Dollar Agreement (the “SDA”) with Mr. Scarlett. Pursuant to the terms of the SDA, (i) the Company pays the premium under the SDA ($106,198 annually for a period of 10 years, (ii) the Company obtained a collateral assignment of his insurance policy covering the full amount of the premium paid by the Company (the Company will be reimbursed from the cash surrender value or death proceeds from his insurance policy), and (iii) the insurance policy will be released to his trust in the 16th year, at which time the death benefit value of the insurance policy is estimated to be approximately $2.8 million.

     Mr. Scarlett also received an incentive payment of $250,000 under the Company’s Senior Executive Incentive Plan. The bonus was based on the Company’s achievement of the FIFO pre-tax profit performance goals established by the Committee and was paid in the current fiscal year but relates to performance in the fiscal year ended December 29, 2001.

     The Compensation Committee believes that the Company’s Compensation Policies are strongly linked to the Company’s performance and the enhancement of stockholder value. The Compensation Committee intends to continually evaluate the Company’s Compensation Policies and plans to ensure that they are appropriately configured to align the interests of officers and stockholders and that the Company can attract, motivate and retain talented management personnel.

     The tables included in the proxy statement and the accompanying narrative and footnotes reflect the decisions covered by the above discussion. The members of the Compensation Committee have furnished the foregoing report:

     Sam K. Reed (Chairman)

     S. P. Braud
     Gerard E. Jones
     Joseph M. Rodgers

     The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for all services rendered in all capacities to the Company for the fiscal years ended December 29, 2001, December 30, 2000 and January 1, 2000:

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
	Annual Compensation				Awards

	Fiscal			Other Annual	Stock Options	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Compensation	(in shares)	Compensation(2)

Joseph H. Scarlett, Jr.	2001	$500,000	$250,000	—	—	$122,410

Chairman of the Board and	2000	$490,769	$0	—	—	$119,494

Chief Executive Officer	1999	$433,846	$176,000	—	—	$123,142

James F. Wright	2001	$375,000	$187,500	—	50,000	$118,390

President and Chief Operating	2000	$57,692	$100,000	—	50,000	$25,495

Officer (3)

Gerald W. Brase	2001	$224,750	$113,000	—	19,300	$34,014

Senior Vice President-	2000	$219,500	$0	—	10,000	$14,611

Merchandising	1999	$218,038	$87,800	—	10,000	$18,499

Calvin B. Massmann	2001	$243,077	$122,500	—	19,300	$24,628

Senior Vice President- Chief	2000	$216,923	$0	—	30,000	$74,888

Financial Officer and Treasurer (4)

Stanley L. Ruta	2001	$172,115	$90,000	—	24,200	$22,045

Senior Vice President-	2000	$127,708	$0	—	5,000	$11,924

Store Operations (5)	1999	$95,469	$45,599	—	5,000	$17,200

(1)	Includes portion of salary deferred at named executive’s election under the Tractor Supply Company Employee 401(k) Retirement Plan (the “401(k) Plan”).

(2)	Compensation reflected in this column is comprised of Company contributions to the 401(k) Plan, amounts credited as Company contributions under the Deferred Compensation Plan, amounts paid by the Company pursuant to the Medical Expense Reimbursement Plan, premiums paid by the Company pursuant to the Executive Life Insurance Plan, value realized upon exercise of stock options and amounts paid or reimbursed for certain moving and relocation expenses. Amounts for fiscal 2001 are as follows:

(a)	Company contributions to the 401(k) Plan in the amount of $10,092 for Mr. Scarlett; $7,650 for Mr. Brase; $5,950 for Mr. Massmann; and $7,332 for Mr. Ruta.

(b)	Amounts credited as Company contributions under the Deferred Compensation Plan in the amount of $22,500 for Mr. Wright; $13,170 for Mr. Brase; $14,700 for Mr. Massmann; and $9,600 for Mr. Ruta.

(c)	Amounts paid by the Company pursuant to the Medical Expense Reimbursement Plan in the amount of $3,900 for Mr. Scarlett; $9,028 for Mr. Wright; $11,063 for Mr. Brase; $1,830 for Mr. Massmann; and $3,631 for Mr. Ruta.

(d)	Premiums paid by the Company pursuant to the Executive Life Insurance Plan in the amount of $2,220 for Mr. Scarlett; $2,035 for Mr. Wright; $2,131 for Mr. Brase; $2,148 for Mr. Massmann; and $1,482 for Mr. Ruta.

(e)	Premiums paid by the Company pursuant to a Split-Dollar Agreement in the amount of $106,198 for Mr. Scarlett (the Company pays all premiums and retains a collateral interest in the executive’s insurance policy equal to the amount of the premiums, which it will recover after 15 policy years).

(f)	Amounts paid or reimbursed for certain moving and relocation expenses in the amount of $84,827 for Mr. Wright.

(3)	Mr. Wright was appointed President and Chief Operating Officer effective in November 2000.

(4)	Mr. Massmann was appointed Senior Vice President-Chief Financial Officer and Treasurer effective in January 2000.

(5)	Mr. Ruta was appointed Senior Vice President-Store Operations effective in July 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table reflects certain information with respect to options to acquire shares of the Company’s Common Stock granted under the Company’s 1994 Stock Option Plan and 2000 Stock Incentive Plan to the executive officers named in the Summary Compensation Table above (excluding Mr. Scarlett, who did not participate in the stock option plans) during the fiscal year ended December 29, 2001.

Individual Grants (1)
					Potential Realizable Value at
	Number of	Percent of Total			Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation
	Underlying	Granted to	Exercise or		for Option Term (2)
	Options	Employees	Base Price	Expiration
Name	Granted (#)	in Fiscal Year (%)	($/Sh)	Date	5% ($)	10% ($)

James F. Wright	50,000	12.6	13.4297	1/25/11	$422,295	$1,070,175

Gerald W. Brase	19,300	4.9	13.4297	1/25/11	$163,006	$413,088

Calvin B. Massmann	19,300	4.9	13.4297	1/25/11	$163,006	$413,088

Stanley L. Ruta	24,200	6.1	13.4297	1/25/11	$204,391	$517,965

(1)	The exercise price of the options granted is equal to the fair market value of the Company’s Common Stock on the date of grant. Options generally have a 10-year term. Options generally vest one-third each year, beginning on the third anniversary of the grant date, thus becoming 100% vested on the fifth anniversary of the grant date.

(2)	The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration date using 5% and 10% appreciation rates set by the Securities and Exchange Commission, compounded annually, and, therefore, are not intended to forecast possible future appreciation, if any, of the Company’s Common Stock price. Additionally, these values do not take into consideration the terms of the options providing for nontransferability, vesting, or termination of the options following termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The following table reflects certain information with respect to options to acquire shares of the Company’s Common Stock under the Company’s 1994 Stock Option Plan and 2000 Stock Incentive Plan exercised during the fiscal year ended December 29, 2001 and options held at fiscal year end by the officers named in the Summary Compensation Table above (excluding Mr. Scarlett, who has not participated in the stock option plans).

			Number of	Value of
			Securities Underlying	Unexercised
			Unexercised	In-the-Money
			Options	Options at
			At FY-End (#)	FY-End ($) (1)

	Shares Acquired	Value Realized	Exercisable/	Exercisable/
Name	On Exercise (#)	($)	Unexercisable	Unexercisable

James F. Wright	-0-	-0-	-0-/100,000	-0-/$2,174,860

Gerald W. Brase	16,666	$192,492	5,556/42,078	$76,061/$665,880

Calvin B. Massmann	-0-	-0-	-0-/49,300	-0-/$916,624

Stanley L. Ruta	3,139	$32,332	17,574/37,487	$215,448/$645,480

(1)	The value realized equals the difference between the option exercise price and the closing price of the Company’s stock on the date of exercise, multiplied by the number of shares to which the exercise relates.

(2)	The value of unexercised in-the-money options is calculated based on the difference between the option exercise price and the closing price of the Company’s stock at fiscal year end, multiplied by the number of shares underlying the options. The closing price of the Company’s Common Stock as reported on The Nasdaq National Market on December 28, 2001 was $32.94.

PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total stockholder return on the Company’s Common Stock from December 28, 1996 to December 29, 2001 (the Company’s fiscal year-end) with the cumulative total returns of the S&P 500 Index and the S&P Retail (Building Supplies)-500 Index over the same period. The comparison assumes that $100 was invested on December 28, 1996 in the Company’s Common Stock and in each of the foregoing indices. The historical stock price performance shown on this graph is not necessarily indicative of future performance.

	12/28/96	12/27/97	12/26/98	1/1/00	12/30/00	12/29/01

Tractor Supply Company Common Stock	$100.00	$70.73	$104.73	$78.05	$41.46	$160.68
S&P Retail (Building Supplies) - 500 Index*	$100.00	$138.49	$286.84	$455.47	$299.34	$402.50
S&P 500 Index	$100.00	$123.74	$162.04	$194.14	$174.46	$153.41

*	Formerly known as S&P Specialty Retail Group Index

INTERESTS OF MANAGEMENT IN CERTAIN TRANSACTIONS

     The Company leases six of its stores from certain current and former members of its Board and senior management, their wives, and certain entities controlled by them. Such persons entered into these transactions principally to realize certain passive loss tax benefits that were available at the time of entering into the leases, but which were significantly reduced by the Tax Reform Act of 1986. The Company believes these transactions were consummated on general business terms comparable to those which would have been available if they had been entered into with unrelated parties. The Company does not intend to enter into any such transactions in the future without the approval of its independent Audit Committee.

     On January 1, 1986, the Company entered into capitalized sale-leaseback transactions with Mr. Scarlett and his wife for its Omaha, Nebraska store, two former members of the Board and senior management of the Company and their wives for its Corpus Christi, Texas; Toledo, Ohio; Waterloo, Iowa; and Sioux Falls, South Dakota stores, Mr. Maxwell and his wife for its Nashville, Tennessee store. The Company sold and leased back and provided the financing for such properties at estimated fair values totaling $2,575,000. Management determined such sale prices based on the appraised value of comparable stores acquired by the Company around that time. The related gains arising from the sale-leaseback of these properties are deferred and amortized on a straight-line basis over the lives of the related leases. Properties under capital leases acquired through such sale-leaseback transactions have been reduced by the related deferred gains on the properties and are classified with property and equipment on the Company’s financial statements. Pursuant to substantially similar lease agreements dated January 1, 1986, the Company leases such stores for initial terms of 20 years, commencing on January 1, 1986 and ending on December 31, 2005, subject to renewal at the option of the Company for two successive five-year terms. The Company has the option to terminate such leases after December 31, 1995 by offering to purchase the premises at purchase prices ranging from $389,500 to $523,500 for the Corpus Christi, Texas store to $934,800 to $1,256,300 for the Omaha, Nebraska store, depending on the date of the offer. If the landlord were to reject an offer to purchase a particular store, the lease would terminate 90 days after the date of the offer. Monthly rent payments under such leases range from $2,580 to $6,081 for the Corpus Christi, Texas store to $6,193 to $14,595 for the Omaha, Nebraska store. Rent payments under all such leases totaled approximately $361,000 for the fiscal year ended December 29, 2001. All of the 20-year nonrecourse installment deed notes between the Company and such executive officers and/or directors and their wives were subsequently repaid. The balance of these capitalized lease obligations, which are included in total capital lease obligations on the Company’s financial statements, was $869,000 as of December 29, 2001.

     The leases do not contain any restrictions on assignment by the landlords. Moreover, if a landlord were to sell or otherwise transfer the leased premises, it would not remain secondarily liable under the lease; rather, the purchaser or transferee would be deemed, without any agreement with the Company, to have assumed all of the obligations of the landlord arising after the date of such sale or transfer.

     Pursuant to a Noncompetition Agreement between the Company and Thomas O. Flood, dated as of August 31, 1999, Mr. Flood, who is a former officer and currently a director of the Company, has agreed not to compete with the Company from September 1, 1999 through December 31, 2004. During such period, the Company will provide Mr. Flood and his wife with certain health benefits.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) requires the Company’s executive officers and directors and persons who beneficially own more than ten percent of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”) and The Nasdaq Stock Market and to furnish the Company with a copy of each such report. Additionally, SEC regulations require the Company to identify in its proxy statement those individuals for whom any of such reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 29, 2001, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of January 31, 2002 (except for Wellington Management Company, LLP and Dimension Fund Advisors Inc., which are as of December 31, 2001) by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock, (ii) each director or person nominated to be a director, (iii) each named executive officer and (iv) all directors and executive officers of the Company as a group. The determinations of “beneficial ownership” of the Common Stock are based upon responses to Company inquiries that cited Rule 13d-3 under the 1934 Act. Such Rule provides that shares shall be deemed to be “beneficially owned” where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares; or where a person has the right to acquire any such beneficial ownership within 60 days after the date of determination. Except as disclosed in the notes to the table, each named person has sole voting and investment power with respect to the number of shares shown as beneficially owned by him. There were 8,909,345 shares of Common Stock issued and outstanding on January 31, 2002.

	Name and Address	Shares Beneficially	Percent
Class	of Beneficial Owner (a)	Owned	of Class

Common

Stock

	Joseph H. Scarlett, Jr. (b) (c)	1,505,846	16.9%

	James F. Wright	3,914	*

	Gerald W. Brase (d)	8,937	*

	Calvin B. Massmann	5,284	*

	Stanley L. Ruta (d)	21,105	*

	Wellington Management Company, LLP (g)	759,800	8.5%

	Dimensional Fund Advisors Inc. (h)	550,200	6.2%

	S.P. Braud (d)	8,000	*

	Thomas O. Flood (d) (e)	286,199	3.2%

	Gerard E. Jones (d)	7,583	*

	Joseph D. Maxwell (d) (f)	321,150	3.6%

	Sam K. Reed (d)	2,833	*

	Joseph M. Rodgers (d)	8,050	*

	All directors and executive officers as a group (12 persons) (b) (c) (d) (e) (f)	2,185,111	24.3%

	* Less than 1%

(a)	The addresses of Messrs. Scarlett, Wright, Brase, Massmann, Ruta, Braud, Flood, Jones, Maxwell, Reed and Rodgers are c/o the Company, 320 Plus Park Blvd., Nashville, Tennessee 37217, the address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109 and the address of Dimensional Fund Advisors Inc. is 1299 Ocean Park Avenue, 11th Floor, Santa Monica, California 90401.

(b)	Shares of Common Stock owned by Mr. Scarlett and the directors and executive officers as a group exclude approximately 26,154 shares of Common Stock allocated to Mr. Scarlett’s 401(k) Plan account, with respect to which Mr. Scarlett has investment and voting power on a pass through basis.

(c)	Includes 100,000 shares owned by Mr. Scarlett’s wife with respect to which Mrs. Scarlett has investment and voting power and Mr. Scarlett disclaims beneficial ownership.

(d)	Shares of Common Stock owned by Mr. Brase, Ruta, Braud, Flood, Jones, Maxwell, Reed, Rodgers and the directors and executive officers as a group include approximately 8,889, 20,241; 8,000; 1,500; 3,833; 6,500; 2,833; 7,500 and 59,296 shares of Common Stock, respectively, which are beneficially owned pursuant to options granted under the Company’s 1994 Stock Option Plan, because they will have the right to acquire beneficial ownership of the shares of Common Stock relating thereto within 60 days after January 31, 2002.

(e)	Includes 100,000 shares owned by Mr. Flood’s wife with respect to which Mrs. Flood has investment and voting power and Mr. Flood disclaims beneficial ownership and 1,800 shares owned by Mr. Flood’s daughter with respect to which such daughter has investment and voting power and Mr. Flood disclaims beneficial ownership. (f) Includes 174,992 shares owned by Mr. Maxwell’s wife with respect to which Mrs. Maxwell has investment and voting power and Mr. Maxwell disclaims beneficial ownership, 10,200 shares owned by Mr. Maxwell’s son with respect to which such son has investment and voting power and Mr. Maxwell disclaims beneficial ownership and 7,240 shares owned by Mr. Maxwell’s daughter with respect to which such daughter has investment and voting power and Mr. Maxwell disclaims beneficial ownership.

(g)	Based solely on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002, these shares are owned by various client accounts for which Wellington Management Company, LLP serves as investment adviser with shared power to vote and direct the investment of such shares.

(h)	Based solely on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on January 30, 2002, these shares are owned by various client accounts for which Dimensional Fund Advisors Inc. serves as investment adviser with shared power to vote and direct the investment of such shares.

RATIFICATION OF REAPPOINTMENT
OF INDEPENDENT AUDITORS

     The Board has reappointed Ernst & Young LLP as the firm of independent auditors to audit the financial statements of the Company for the fiscal year ending December 28, 2002. Ernst & Young LLP has served as independent auditors for the Company since 2001. At the Annual Meeting, the stockholders are being asked to ratify the reappointment of Ernst & Young LLP as the Company’s independent auditors for fiscal 2002. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of Ernst & Young LLP have been invited to and are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

     On September 17, 2001, Tractor Supply Company (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent auditors. The audit reports of PwC on the financial statements of the Company for each of the fiscal years in the two fiscal year period ended December 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company’s Audit Committee.

     During the two fiscal years ended December 30, 2000, and the subsequent interim period through September 17, 2001, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such periods.

     During the Company’s past two fiscal years and through September 17, 2001, PwC has not advised the Company of any reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

     The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter was attached with Form 8-K and filed therewith on September 21, 2001.

     The Company engaged Ernst & Young LLP (“E&Y”) as its new independent auditors as of September 17, 2001. During the Company’s past two fiscal years and through September 17, 2001, the Company has not consulted with E&Y regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K under the Securities Exchange Act of 1934. The Company has authorized PwC to respond fully to any inquiries from E&Y relating to its engagement as the Company’s independent auditors.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO RATIFY the reappointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 28, 2002.

STOCKHOLDER PROPOSALS

     Stockholders who desire to submit to the Company proposals for possible inclusion in the Company’s proxy materials for the 2003 Annual Meeting of Stockholders must submit such proposals by November 14, 2002 to the Corporate Secretary of the Company at 320 Plus Park Blvd., Nashville, Tennessee 37217

     For a stockholder proposal that is not intended to be included in the Company’s proxy materials but is intended to be raised by the stockholder from the floor at the 2003 Annual Meeting of Stockholders, the stockholder must provide timely advance notice in accordance with the Company’s by-laws. The Company’s by-laws contain an advance notice provision which provides that, to be timely, a stockholder’s notice of intention to bring business before a meeting must be received by the Corporate Secretary of the Company at the above address not later than sixty (60) days nor earlier than ninety (90) days prior to the first anniversary of the date of the Company’s proxy statement for the prior year’s annual meeting (no later than January 13, 2003 and no earlier than December 14, 2002 for the Company’s 2003 Annual Meeting of Stockholders). In the event, however, that the date of the annual meeting is changed by more than thirty (30) from the date of the prior year’s annual meeting, such notice and supporting documentation must be received by the Corporate Secretary of the Company not later than the tenth day following the date on which the Company provides notice of the date of such annual meeting but in no event later than the fifth business day preceding the date of such annual meeting.

OTHER MATTERS

     The Board does not intend to present any business at the Annual Meeting other than the items stated in the “Notice of Annual Meeting of Stockholders” and knows of no other business to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any continuations or adjournments thereof, it is intended that the enclosed proxy will be voted with respect thereto in accordance with the best judgment and discretion of the persons named in the proxy.

     In addition to solicitation by mail, certain of the Company’s directors, officers and regular employees, without additional compensation, may also solicit proxies personally or by telephone, telecopy or telegram. The costs of such solicitation will be borne by the Company. The Company will also make arrangements with brokerage houses, custodians and other nominees to send proxy materials to the beneficial owners of shares of the Company’s Common Stock held in their names, and the Company will reimburse them for their related postage and clerical expenses.

AVAILABILITY OF FORM 10-K
AND ANNUAL REPORT TO STOCKHOLDERS

     Copies of the Company’s Annual Report to Stockholders for the fiscal year ended December 29, 2001, which includes certain audited financial information about the Company, are currently being mailed to stockholders together with this Proxy Statement. Additional copies of such Annual Report, along with copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2001, as filed with the Securities and Exchange Commission (exclusive of documents incorporated therein by reference), are available without charge to stockholders upon written request to the Company’s investor relations department at the Company’s main address.

PROXY

TRACTOR SUPPLY COMPANY

Annual Meeting of Stockholders
Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Calvin B. Massmann and David C. Lewis and each of them (with power of substitution) proxies of the undersigned to represent and vote, as designated on the reverse side, all shares of common stock, par value $.008 per share (“Common Stock”), of Tractor Supply Company (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on April 18, 2002 and at any adjournment thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

☒	Please mark votes as in this example

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted “FOR” Items 1 and 2. The Board of Directors recommends a Vote “FOR” Items 1 and 2.

1.	Election of one Class I Director for a two-year term ending at the 2004 Annual Meeting of Stockholders.

Election of three Class II Directors for a three-year term ending at the 2005 Annual Meeting of Stockholders.

Nominees for Class I Director:

(01)  James F. Wright

Nominees for Class II Directors:

(02)  Joseph D. Maxwell, (03) Joseph M. Rodgers and (04) Sam K. Reed

FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 28, 2002	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  ☐

IMPORTANT: Please date and sign as your name appears at left and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, a duly authorized officer whose title is stated should sign this proxy in the full corporation name.

Signature:________________________________ Date_______________

Signature:________________________________ Date_______________